Exhibit 99.2

4Q24 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Dec 31, 2024 % Change from		Year ended
(in millions, except ratios and per share amounts)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Selected Income Statement Data
Total revenue	$20,378	20,366	20,689	20,863	20,478	—%	—	$82,296	82,597	—%
Noninterest expense	13,900	13,067	13,293	14,338	15,786	6	(12)	54,598	55,562	(2)
Pre-tax pre-provision profit (PTPP) (1)	6,478	7,299	7,396	6,525	4,692	(11)	38	27,698	27,035	2
Provision for credit losses (2)	1,095	1,065	1,236	938	1,282	3	(15)	4,334	5,399	(20)
Wells Fargo net income	5,079	5,114	4,910	4,619	3,446	(1)	47	19,722	19,142	3
Wells Fargo net income applicable to common stock	4,801	4,852	4,640	4,313	3,160	(1)	52	18,606	17,982	3

Common Share Data
Diluted earnings per common share	1.43	1.42	1.33	1.20	0.86	1	66	5.37	4.83	11
Dividends declared per common share	0.40	0.40	0.35	0.35	0.35	—	14	1.50	1.30	15
Common shares outstanding	3,288.9	3,345.5	3,402.7	3,501.7	3,598.9	(2)	(9)
Average common shares outstanding	3,312.8	3,384.8	3,448.3	3,560.1	3,620.9	(2)	(9)	3,426.1	3,688.3	(7)
Diluted average common shares outstanding	3,360.7	3,425.1	3,486.2	3,600.1	3,657.0	(2)	(8)	3,467.6	3,720.4	(7)
Book value per common share (3)	$48.85	49.26	47.01	46.40	46.25	(1)	6
Tangible book value per common share (3)(4)	41.24	41.76	39.57	39.17	39.23	(1)	5

Selected Equity Data (period-end)
Total equity	181,066	185,011	178,148	182,674	187,443	(2)	(3)
Common stockholders' equity	160,656	164,801	159,963	162,481	166,444	(3)	(3)
Tangible common equity (4)	135,628	139,711	134,660	137,163	141,193	(3)	(4)

Performance Ratios
Return on average assets (ROA) (5)	1.05%	1.06	1.03	0.97	0.72			1.03%	1.02
Return on average equity (ROE) (6)	11.7	11.7	11.5	10.5	7.6			11.4	11.0
Return on average tangible common equity (ROTCE) (4)	13.9	13.9	13.7	12.3	9.0			13.4	13.1
Efficiency ratio (7)	68	64	64	69	77			66	67
Net interest margin on a taxable-equivalent basis	2.70	2.67	2.75	2.81	2.92			2.73	3.06
Average deposit cost	1.73	1.91	1.84	1.74	1.58			1.80	1.23
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 26 and 27.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Selected Balance Sheet Data (average)
Loans	$906,353	910,255	916,977	928,075	938,041	—%	(3)	$915,376	943,916	(3)%
Assets	1,918,536	1,916,612	1,914,647	1,916,974	1,907,535	—	1	1,916,697	1,885,475	2
Deposits	1,353,836	1,341,680	1,346,478	1,341,628	1,340,916	1	1	1,345,915	1,346,282	—

Selected Balance Sheet Data (period-end)
Debt securities	519,131	529,832	520,254	506,280	490,458	(2)	6
Loans	912,745	909,711	917,907	922,784	936,682	—	(3)
Allowance for credit losses for loans	14,636	14,739	14,789	14,862	15,088	(1)	(3)
Equity securities	60,644	59,771	60,763	59,556	57,336	1	6
Assets	1,929,845	1,922,125	1,940,073	1,959,153	1,932,468	—	—
Deposits	1,371,804	1,349,646	1,365,894	1,383,147	1,358,173	2	1

Headcount (#) (period-end)	217,502	220,167	222,544	224,824	225,869	(1)	(4)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.1%	11.3	11.0	11.2	11.4
Tier 1 capital	12.6	12.8	12.3	12.7	13.0
Total capital	15.2	15.5	15.0	15.4	15.7
Risk-weighted assets (RWAs) (in billions)	$1,215.8	1,219.9	1,219.5	1,221.6	1,231.7	—	(1)

Advanced Approach:
Common Equity Tier 1 (CET1)	12.4%	12.7	12.3	12.4	12.6
Tier 1 capital	14.1	14.4	13.8	14.1	14.3
Total capital	16.1	16.4	15.8	16.2	16.4
Risk-weighted assets (RWAs) (in billions)	$1,085.5	1,089.3	1,093.0	1,099.6	1,114.3	—	(3)

Tier 1 leverage ratio	8.1%	8.3	8.0	8.2	8.5
Supplementary Leverage Ratio (SLR)	6.7	6.9	6.7	6.9	7.1
Total Loss Absorbing Capacity (TLAC) Ratio (3)	24.8	25.3	24.8	25.1	25.0
Liquidity Coverage Ratio (LCR) (4)	125	127	124	126	125
(1)Ratios and metrics for December 31, 2024, are preliminary estimates.
(2)See the table on page 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Dec 31, 2024 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Interest income	$22,055	22,998	22,884	22,840	22,839	(4)%	(3)	$90,777	85,118	7%
Interest expense	10,219	11,308	10,961	10,613	10,068	(10)	1	43,101	32,743	32
Net interest income	11,836	11,690	11,923	12,227	12,771	1	(7)	47,676	52,375	(9)
Noninterest income
Deposit-related fees	1,237	1,299	1,249	1,230	1,202	(5)	3	5,015	4,694	7
Lending-related fees	388	376	369	367	366	3	6	1,500	1,446	4
Investment advisory and other asset-based fees	2,566	2,463	2,415	2,331	2,169	4	18	9,775	8,670	13
Commissions and brokerage services fees	635	646	614	626	619	(2)	3	2,521	2,375	6
Investment banking fees	725	672	641	627	455	8	59	2,665	1,649	62
Card fees	1,084	1,096	1,101	1,061	1,027	(1)	6	4,342	4,256	2
Mortgage banking	294	280	243	230	202	5	46	1,047	829	26
Net gains from trading activities	950	1,438	1,442	1,454	1,070	(34)	(11)	5,284	4,799	10
Net gains (losses) from debt securities	(448)	(447)	—	(25)	—	—	NM	(920)	10	NM
Net gains (losses) from equity securities	715	257	80	18	35	178	NM	1,070	(441)	343
Lease income	241	277	292	421	292	(13)	(17)	1,231	1,237	—
Other	155	319	320	296	270	(51)	(43)	1,090	698	56
Total noninterest income	8,542	8,676	8,766	8,636	7,707	(2)	11	34,620	30,222	15
Total revenue	20,378	20,366	20,689	20,863	20,478	—	—	82,296	82,597	—
Provision for credit losses (1)	1,095	1,065	1,236	938	1,282	3	(15)	4,334	5,399	(20)
Noninterest expense
Personnel	9,071	8,591	8,575	9,492	9,181	6	(1)	35,729	35,829	—
Technology, telecommunications and equipment	1,282	1,142	1,106	1,053	1,076	12	19	4,583	3,920	17
Occupancy	789	786	763	714	740	—	7	3,052	2,884	6
Operating losses	338	293	493	633	355	15	(5)	1,757	1,183	49
Professional and outside services	1,237	1,130	1,139	1,101	1,242	9	—	4,607	5,085	(9)
Leases (2)	158	152	159	164	168	4	(6)	633	697	(9)
Advertising and promotion	243	205	224	197	259	19	(6)	869	812	7
Other	782	768	834	984	2,765	2	(72)	3,368	5,152	(35)
Total noninterest expense	13,900	13,067	13,293	14,338	15,786	6	(12)	54,598	55,562	(2)
Income before income tax expense (benefit)	5,383	6,234	6,160	5,587	3,410	(14)	58	23,364	21,636	8
Income tax expense (benefit)	120	1,064	1,251	964	(100)	(89)	NM	3,399	2,607	30
Net income before noncontrolling interests	5,263	5,170	4,909	4,623	3,510	2	50	19,965	19,029	5
Less: Net income (loss) from noncontrolling interests	184	56	(1)	4	64	229	188	243	(113)	315
Wells Fargo net income	$5,079	5,114	4,910	4,619	3,446	(1)%	47	$19,722	19,142	3%
Less: Preferred stock dividends and other	278	262	270	306	286	6	(3)	1,116	1,160	(4)
Wells Fargo net income applicable to common stock	$4,801	4,852	4,640	4,313	3,160	(1)%	52	$18,606	17,982	3%
Per share information
Earnings per common share	$1.45	1.43	1.35	1.21	0.87	1%	67	$5.43	4.88	11%
Diluted earnings per common share	1.43	1.42	1.33	1.20	0.86	1	66	5.37	4.83	11
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Dec 31, 2024 % Change from
(in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023
Assets
Cash and due from banks	$37,080	33,530	32,701	30,180	33,026	11%	12
Interest-earning deposits with banks	166,281	152,016	199,322	239,467	204,193	9	(19)
Federal funds sold and securities purchased under resale agreements	105,330	105,390	82,259	68,751	80,456	—	31
Debt securities:
Trading, at fair value	121,205	120,677	120,766	109,324	97,302	—	25
Available-for-sale, at fair value	162,978	166,004	148,752	138,245	130,448	(2)	25
Held-to-maturity, at amortized cost	234,948	243,151	250,736	258,711	262,708	(3)	(11)
Loans held for sale	6,260	7,275	7,312	5,473	4,936	(14)	27
Loans	912,745	909,711	917,907	922,784	936,682	—	(3)
Allowance for loan losses	(14,183)	(14,330)	(14,360)	(14,421)	(14,606)	1	3
Net loans	898,562	895,381	903,547	908,363	922,076	—	(3)
Mortgage servicing rights	7,779	7,493	8,027	8,248	8,508	4	(9)
Premises and equipment, net	10,297	9,955	9,648	9,426	9,266	3	11
Goodwill	25,167	25,173	25,172	25,173	25,175	—	—
Derivative assets	20,012	17,721	18,721	17,653	18,223	13	10
Equity securities	60,644	59,771	60,763	59,556	57,336	1	6
Other assets	73,302	78,588	72,347	80,583	78,815	(7)	(7)
Total assets	$1,929,845	1,922,125	1,940,073	1,959,153	1,932,468	—	—
Liabilities
Noninterest-bearing deposits	$383,616	370,005	348,525	356,162	360,279	4	6
Interest-bearing deposits	988,188	979,641	1,017,369	1,026,985	997,894	1	(1)
Total deposits	1,371,804	1,349,646	1,365,894	1,383,147	1,358,173	2	1
Short-term borrowings (1)	108,806	111,894	118,834	109,014	89,559	(3)	21
Derivative liabilities	16,335	11,390	16,237	17,116	18,495	43	(12)
Accrued expenses and other liabilities	78,756	82,169	81,824	79,438	71,210	(4)	11
Long-term debt (2)	173,078	182,015	179,136	187,764	207,588	(5)	(17)
Total liabilities	1,748,779	1,737,114	1,761,925	1,776,479	1,745,025	1	—
Equity
Wells Fargo stockholders’ equity:
Preferred stock	18,608	18,608	16,608	18,608	19,448	—	(4)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,817	60,623	60,373	60,131	60,555	—	—
Retained earnings	214,198	210,749	207,281	203,870	201,136	2	6
Accumulated other comprehensive loss	(12,176)	(8,372)	(12,721)	(12,546)	(11,580)	(45)	(5)
Treasury stock (3)	(111,463)	(107,479)	(104,247)	(98,256)	(92,960)	(4)	(20)
Total Wells Fargo stockholders’ equity	179,120	183,265	176,430	180,943	185,735	(2)	(4)
Noncontrolling interests	1,946	1,746	1,718	1,731	1,708	11	14
Total equity	181,066	185,011	178,148	182,674	187,443	(2)	(3)
Total liabilities and equity	$1,929,845	1,922,125	1,940,073	1,959,153	1,932,468	—	—
(1)Includes $1.0 billion, $1.0 billion, $1.0 billion, $8.0 billion, and $0.0 billion of Federal Home Loan Bank (FHLB) advances at December 31, September 30, June 30, and March 31, 2024, and December 31, 2023, respectively.
(2)Includes $3.0 billion, $6.0 billion, $11.0 billion, $20.0 billion, and $38.0 billion of FHLB advances at December 31, September 30, June 30, and March 31, 2024, and December 31, 2023, respectively.
(3)Number of shares of treasury stock were 2,192,867,645, 2,136,319,281, 2,079,100,421, 1,980,132,879, and 1,882,948,892 at December 31, September 30, June 30, and March 31, 2024, and December 31, 2023, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Dec 31, 2024 % Change from		Year ended		% Change
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Average Balances

Assets
Interest-earning deposits with banks	$171,100	182,219	196,436	207,568	193,647	(6)%	(12)	$189,261	149,401	27%
Federal funds sold and securities purchased under resale agreements	93,294	81,549	71,769	69,719	72,626	14	28	79,128	69,878	13
Trading debt securities	127,639	125,083	120,590	112,170	109,340	2	17	121,398	104,588	16
Available-for-sale debt securities	168,511	160,729	150,024	139,986	136,389	5	24	154,866	142,743	8
Held-to-maturity debt securities	242,961	250,010	258,631	264,755	268,905	(3)	(10)	254,048	275,441	(8)
Loans held for sale	7,210	7,032	7,091	5,835	4,990	3	44	6,794	5,762	18
Loans	906,353	910,255	916,977	928,075	938,041	—	(3)	915,376	943,916	(3)
Equity securities	29,211	27,480	26,332	21,350	22,198	6	32	26,105	25,920	1
Other interest-earning assets	10,079	9,711	8,128	8,940	8,861	4	14	9,219	9,638	(4)
Total interest-earning assets	1,756,358	1,754,068	1,755,978	1,758,398	1,754,997	—	—	1,756,195	1,727,287	2
Total noninterest-earning assets	162,178	162,544	158,669	158,576	152,538	—	6	160,502	158,188	1
Total assets	$1,918,536	1,916,612	1,914,647	1,916,974	1,907,535	—	1	$1,916,697	1,885,475	2
Liabilities
Interest-bearing deposits	$984,438	986,206	1,006,806	996,874	974,890	—	1	$993,536	946,545	5
Short-term borrowings	109,178	109,902	106,685	94,988	92,032	(1)	19	105,212	81,033	30
Long-term debt	175,414	183,586	182,201	197,116	196,213	(4)	(11)	184,551	180,464	2
Other interest-bearing liabilities	36,245	34,735	34,613	32,821	31,342	4	16	34,608	32,950	5
Total interest-bearing liabilities	1,305,275	1,314,429	1,330,305	1,321,799	1,294,477	(1)	1	1,317,907	1,240,992	6
Noninterest-bearing deposits	369,398	355,474	339,672	344,754	366,026	4	1	352,379	399,737	(12)
Other noninterest-bearing liabilities	60,930	62,341	63,118	63,752	61,179	(2)	—	62,532	59,886	4
Total liabilities	1,735,603	1,732,244	1,733,095	1,730,305	1,721,682	—	1	1,732,818	1,700,615	2
Total equity	182,933	184,368	181,552	186,669	185,853	(1)	(2)	183,879	184,860	(1)
Total liabilities and equity	$1,918,536	1,916,612	1,914,647	1,916,974	1,907,535	—	1	$1,916,697	1,885,475	2

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.36%	4.95	5.05	4.99	4.98			4.85%	4.67
Federal funds sold and securities purchased under resale agreements	4.66	5.24	5.27	5.28	5.30			5.08	4.83
Trading debt securities	4.16	4.25	4.14	4.08	3.82			4.16	3.64
Available-for-sale debt securities	4.45	4.33	4.21	3.99	3.87			4.26	3.76
Held-to-maturity debt securities	2.51	2.57	2.64	2.70	2.69			2.61	2.63
Loans held for sale	6.38	7.33	7.53	7.82	6.75			7.23	6.29
Loans	6.16	6.41	6.40	6.38	6.35			6.34	6.07
Equity securities	2.40	2.26	2.99	2.82	2.99			2.60	2.63
Other interest-earning assets	4.73	5.12	5.42	5.14	4.99			5.08	4.80
Total interest-earning assets	5.02	5.24	5.25	5.24	5.20			5.19	4.95
Interest-bearing liabilities
Interest-bearing deposits	2.37	2.60	2.46	2.34	2.17			2.44	1.74
Short-term borrowings	4.67	5.20	5.19	5.16	5.10			5.05	4.75
Long-term debt	6.35	6.89	6.95	6.80	6.78			6.75	6.41
Other interest-bearing liabilities	3.01	3.05	3.13	2.88	2.87			3.02	2.49
Total interest-bearing liabilities	3.12	3.43	3.31	3.22	3.09			3.27	2.64

Interest rate spread on a taxable-equivalent basis (2)	1.90	1.81	1.94	2.02	2.11			1.92	2.31
Net interest margin on a taxable-equivalent basis (2)	2.70	2.67	2.75	2.81	2.92			2.73	3.06
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $78 million, $84 million, $89 million, $89 million, and $104 million for the quarters ended December 31, September 30, June 30, and March 31, 2024, and December 31, 2023, respectively, and $340 million and $420 million for the years ended December 31, 2024 and 2023, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended December 31, 2024
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,020	2,248	2,054	856	(264)	(78)	11,836
Noninterest income	1,960	923	2,559	3,102	368	(370)	8,542
Total revenue	8,980	3,171	4,613	3,958	104	(448)	20,378
Provision for credit losses	911	33	205	(27)	(27)	—	1,095
Noninterest expense	5,925	1,525	2,300	3,307	843	—	13,900
Income (loss) before income tax expense (benefit)	2,144	1,613	2,108	678	(712)	(448)	5,383
Income tax expense (benefit)	542	408	528	170	(1,080)	(448)	120
Net income before noncontrolling interests	1,602	1,205	1,580	508	368	—	5,263
Less: Net income from noncontrolling interests	—	2	—	—	182	—	184
Net income	$1,602	1,203	1,580	508	186	—	5,079

					Quarter ended September 30, 2024
Net interest income	$7,149	2,289	1,909	842	(415)	(84)	11,690
Noninterest income	1,975	1,044	3,002	3,036	78	(459)	8,676
Total revenue	9,124	3,333	4,911	3,878	(337)	(543)	20,366
Provision for credit losses	930	85	26	16	8	—	1,065
Noninterest expense	5,624	1,480	2,229	3,154	580	—	13,067
Income (loss) before income tax expense (benefit)	2,570	1,768	2,656	708	(925)	(543)	6,234
Income tax expense (benefit)	646	448	664	179	(330)	(543)	1,064
Net income (loss) before noncontrolling interests	1,924	1,320	1,992	529	(595)	—	5,170
Less: Net income from noncontrolling interests	—	2	—	—	54	—	56
Net income (loss)	$1,924	1,318	1,992	529	(649)	—	5,114

					Quarter ended December 31, 2023
Net interest income	$7,629	2,525	2,359	906	(544)	(104)	12,771
Noninterest income	1,890	843	2,376	2,754	284	(440)	7,707
Total revenue	9,519	3,368	4,735	3,660	(260)	(544)	20,478
Provision for credit losses	790	40	498	(19)	(27)	—	1,282
Noninterest expense	6,046	1,630	2,132	3,023	2,955	—	15,786
Income (loss) before income tax expense (benefit)	2,683	1,698	2,105	656	(3,188)	(544)	3,410
Income tax expense (benefit)	672	423	523	165	(1,339)	(544)	(100)
Net income (loss) before noncontrolling interests	2,011	1,275	1,582	491	(1,849)	—	3,510
Less: Net income from noncontrolling interests	—	2	—	—	62	—	64
Net income (loss)	$2,011	1,273	1,582	491	(1,911)	—	3,446
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Year ended December 31, 2024
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$28,303	9,096	7,935	3,473	(791)	(340)	47,676
Noninterest income	7,898	3,682	11,409	11,963	1,129	(1,461)	34,620
Total revenue	36,201	12,778	19,344	15,436	338	(1,801)	82,296
Provision for credit losses	3,561	290	521	(22)	(16)	—	4,334
Noninterest expense	23,274	6,190	9,029	12,884	3,221	—	54,598
Income (loss) before income tax expense (benefit)	9,366	6,298	9,794	2,574	(2,867)	(1,801)	23,364
Income tax expense (benefit)	2,357	1,599	2,456	672	(1,884)	(1,801)	3,399
Net income (loss) before noncontrolling interests	7,009	4,699	7,338	1,902	(983)	—	19,965
Less: Net income from noncontrolling interests	—	10	—	—	233	—	243
Net income (loss)	$7,009	4,689	7,338	1,902	(1,216)	—	19,722

					Year ended December 31, 2023
Net interest income	$30,185	10,034	9,498	3,966	(888)	(420)	52,375
Noninterest income	7,734	3,415	9,693	10,725	431	(1,776)	30,222
Total revenue	37,919	13,449	19,191	14,691	(457)	(2,196)	82,597
Provision for credit losses	3,299	75	2,007	6	12	—	5,399
Noninterest expense	24,024	6,555	8,618	12,064	4,301	—	55,562
Income (loss) before income tax expense (benefit)	10,596	6,819	8,566	2,621	(4,770)	(2,196)	21,636
Income tax expense (benefit)	2,657	1,704	2,140	657	(2,355)	(2,196)	2,607
Net income (loss) before noncontrolling interests	7,939	5,115	6,426	1,964	(2,415)	—	19,029
Less: Net income (loss) from noncontrolling interests	—	11	—	—	(124)	—	(113)
Net income (loss)	$7,939	5,104	6,426	1,964	(2,291)	—	19,142
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Income Statement
Net interest income	$7,020	7,149	7,024	7,110	7,629	(2)%	(8)	$28,303	30,185	(6)%
Noninterest income:
Deposit-related fees	657	710	690	677	694	(7)	(5)	2,734	2,702	1
Card fees	1,019	1,031	1,036	990	960	(1)	6	4,076	3,967	3
Mortgage banking	185	137	135	193	115	35	61	650	512	27
Other	99	97	121	121	121	2	(18)	438	553	(21)
Total noninterest income	1,960	1,975	1,982	1,981	1,890	(1)	4	7,898	7,734	2
Total revenue	8,980	9,124	9,006	9,091	9,519	(2)	(6)	36,201	37,919	(5)
Net charge-offs	887	871	907	881	852	2	4	3,546	2,784	27
Change in the allowance for credit losses	24	59	25	(93)	(62)	(59)	139	15	515	(97)
Provision for credit losses	911	930	932	788	790	(2)	15	3,561	3,299	8
Noninterest expense	5,925	5,624	5,701	6,024	6,046	5	(2)	23,274	24,024	(3)
Income before income tax expense	2,144	2,570	2,373	2,279	2,683	(17)	(20)	9,366	10,596	(12)
Income tax expense	542	646	596	573	672	(16)	(19)	2,357	2,657	(11)
Net income	$1,602	1,924	1,777	1,706	2,011	(17)	(20)	$7,009	7,939	(12)
Revenue by Line of Business
Consumer, Small and Business Banking	$6,067	6,222	6,129	6,092	6,554	(2)	(7)	$24,510	25,922	(5)
Consumer Lending:
Home Lending	854	842	823	864	839	1	2	3,383	3,389	—
Credit Card	1,489	1,471	1,452	1,496	1,449	1	3	5,908	5,809	2
Auto	263	273	282	300	334	(4)	(21)	1,118	1,464	(24)
Personal Lending	307	316	320	339	343	(3)	(10)	1,282	1,335	(4)
Total revenue	$8,980	9,124	9,006	9,091	9,519	(2)	(6)	$36,201	37,919	(5)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,105	6,230	6,370	6,465	6,494	(2)	(6)	$6,292	6,740	(7)
Consumer Lending:
Home Lending	207,780	209,825	211,994	214,335	216,733	(1)	(4)	210,972	219,601	(4)
Credit Card	50,243	49,141	47,463	46,412	45,842	2	10	48,322	42,894	13
Auto	43,005	43,949	45,650	47,621	49,078	(2)	(12)	45,048	51,689	(13)
Personal Lending	14,291	14,470	14,462	14,896	15,386	(1)	(7)	14,529	14,996	(3)
Total loans	$321,424	323,615	325,939	329,729	333,533	(1)	(4)	$325,163	335,920	(3)
Total deposits	773,631	773,554	778,228	773,248	779,490	—	(1)	774,660	811,091	(4)
Allocated capital	45,500	45,500	45,500	45,500	44,000	—	3	45,500	44,000	3

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,256	6,372	6,513	6,584	6,735	(2)	(7)
Consumer Lending:
Home Lending	207,022	209,083	211,172	213,289	215,823	(1)	(4)
Credit Card	50,992	49,521	48,400	46,867	46,735	3	9
Auto	42,914	43,356	44,780	46,692	48,283	(1)	(11)
Personal Lending	14,246	14,413	14,495	14,575	15,291	(1)	(7)
Total loans	$321,430	322,745	325,360	328,007	332,867	—	(3)
Total deposits	783,490	775,745	781,817	794,160	782,309	1	—

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	13.4%	16.3	15.1	14.5	17.6			14.8%	17.5
Efficiency ratio (2)	66	62	63	66	64			64	63
Retail bank branches (#, period-end)	4,177	4,196	4,227	4,247	4,311	—%	(3)
Digital active customers (# in millions, period-end) (3)	36.0	35.8	35.6	35.5	34.8	1	3
Mobile active customers (# in millions, period-end) (3)	31.4	31.2	30.8	30.5	29.9	1	5

Consumer, Small and Business Banking:
Deposit spread (4)	2.5%	2.5	2.5	2.5	2.7			2.5%	2.6
Debit card purchase volume ($ in billions) (5)	$131.0	126.8	128.2	121.5	126.1	3	4	$507.5	492.8	3%
Debit card purchase transactions (# in millions) (5)	2,622	2,585	2,581	2,442	2,546	1	3	10,230	10,000	2

Home Lending:
Mortgage banking:
Net servicing income	$128	114	89	91	113	12	13	$422	300	41
Net gains on mortgage loan originations/sales	57	23	46	102	2	148	NM	228	212	8
Total mortgage banking	$185	137	135	193	115	35	61	$650	512	27

Retail originations ($ in billions)	$5.9	5.5	5.3	3.5	4.5	7	31	$20.2	24.2	(17)
% of originations held for sale (HFS)	40.3%	41.0	38.6	43.5	45.4			40.6%	44.6
Third party mortgage loans serviced ($ in billions, period-end) (6)	$486.9	499.1	512.8	527.5	559.7	(2)	(13)
Mortgage servicing rights (MSR) carrying value (period-end)	6,844	6,544	7,061	7,249	7,468	5	(8)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.41%	1.31	1.38	1.37	1.33
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.29	0.30	0.33	0.30	0.32

Credit Card:
Point of sale (POS) volume ($ in billions)	$45.1	43.4	42.9	39.1	41.2	4	9	$170.5	153.1	11
New accounts (# in thousands)	486	615	677	651	655	(21)	(26)	2,429	2,566	(5)
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.91%	2.87	2.71	2.92	2.80
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.51	1.43	1.40	1.55	1.41

Auto:
Auto originations ($ in billions)	$5.0	4.1	3.7	4.1	3.3	22	52	$16.9	17.2	(2)
Auto loans 30+ days delinquency rate (period-end) (8)(9)	2.31%	2.28	2.31	2.36	2.80

Personal Lending:
New volume ($ in billions)	$2.5	2.7	2.7	2.2	2.6	(7)	(4)	$10.1	11.9	(15)
NM – Not meaningful
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA).
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Income Statement
Net interest income	$2,248	2,289	2,281	2,278	2,525	(2)%	(11)	$9,096	10,034	(9)%
Noninterest income:
Deposit-related fees	303	303	290	284	257	—	18	1,180	998	18
Lending-related fees	140	138	139	138	138	1	1	555	531	5
Lease income	124	126	133	149	155	(2)	(20)	532	644	(17)
Other	356	477	279	303	293	(25)	22	1,415	1,242	14
Total noninterest income	923	1,044	841	874	843	(12)	9	3,682	3,415	8
Total revenue	3,171	3,333	3,122	3,152	3,368	(5)	(6)	12,778	13,449	(5)
Net charge-offs	111	50	97	75	35	122	217	333	96	247
Change in the allowance for credit losses	(78)	35	(68)	68	5	NM	NM	(43)	(21)	NM
Provision for credit losses	33	85	29	143	40	(61)	(18)	290	75	287
Noninterest expense	1,525	1,480	1,506	1,679	1,630	3	(6)	6,190	6,555	(6)
Income before income tax expense	1,613	1,768	1,587	1,330	1,698	(9)	(5)	6,298	6,819	(8)
Income tax expense	408	448	402	341	423	(9)	(4)	1,599	1,704	(6)
Less: Net income from noncontrolling interests	2	2	3	3	2	—	—	10	11	(9)
Net income	$1,203	1,318	1,182	986	1,273	(9)	(5)	$4,689	5,104	(8)

Revenue by Line of Business
Middle Market Banking	$2,144	2,187	2,153	2,078	2,196	(2)	(2)	$8,562	8,762	(2)
Asset-Based Lending and Leasing	1,027	1,146	969	1,074	1,172	(10)	(12)	4,216	4,687	(10)
Total revenue	$3,171	3,333	3,122	3,152	3,368	(5)	(6)	$12,778	13,449	(5)

Revenue by Product
Lending and leasing	$1,291	1,293	1,308	1,309	1,337	—	(3)	$5,201	5,314	(2)
Treasury management and payments	1,423	1,434	1,412	1,421	1,527	(1)	(7)	5,690	6,214	(8)
Other	457	606	402	422	504	(25)	(9)	1,887	1,921	(2)
Total revenue	$3,171	3,333	3,122	3,152	3,368	(5)	(6)	$12,778	13,449	(5)

Selected Metrics
Return on allocated capital	17.4%	19.2	17.3	14.3	19.0			17.1%	19.1
Efficiency ratio	48	44	48	53	48			48	49
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$162,060	161,967	164,027	163,273	162,877	—%	(1)	$162,827	164,062	(1)%
Commercial real estate	44,555	44,756	44,990	45,296	45,393	—	(2)	44,898	45,705	(2)
Lease financing and other	15,180	15,393	15,406	15,352	15,062	(1)	1	15,332	14,335	7
Total loans	$221,795	222,116	224,423	223,921	223,332	—	(1)	$223,057	224,102	—

Loans by Line of Business:
Middle Market Banking	$126,767	127,321	128,259	119,273	118,971	—	7	$125,414	120,819	4
Asset-Based Lending and Leasing	95,028	94,795	96,164	104,648	104,361	—	(9)	97,643	103,283	(5)
Total loans	$221,795	222,116	224,423	223,921	223,332	—	(1)	$223,057	224,102	—

Total deposits	184,293	173,158	166,892	164,027	163,299	6	13	172,129	165,235	4
Allocated capital	26,000	26,000	26,000	26,000	25,500	—	2	26,000	25,500	2

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$163,464	163,878	165,878	166,842	163,797	—	—
Commercial real estate	44,506	44,715	44,978	45,292	45,534	—	(2)
Lease financing and other	15,348	15,406	15,617	15,526	15,443	—	(1)
Total loans	$223,318	223,999	226,473	227,660	224,774	—	(1)

Loans by Line of Business:
Middle Market Banking	$126,877	127,048	129,023	120,401	118,482	—	7
Asset-Based Lending and Leasing	96,441	96,951	97,450	107,259	106,292	(1)	(9)
Total loans	$223,318	223,999	226,473	227,660	224,774	—	(1)

Total deposits	188,650	178,406	168,979	168,547	162,526	6	16

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Income Statement
Net interest income	$2,054	1,909	1,945	2,027	2,359	8%	(13)	$7,935	9,498	(16)%
Noninterest income:
Deposit-related fees	269	279	263	262	246	(4)	9	1,073	976	10
Lending-related fees	221	213	205	203	199	4	11	842	790	7
Investment banking fees	726	668	634	647	489	9	48	2,675	1,738	54
Net gains from trading activities	933	1,366	1,387	1,405	1,022	(32)	(9)	5,091	4,553	12
Other	410	476	404	438	420	(14)	(2)	1,728	1,636	6
Total noninterest income	2,559	3,002	2,893	2,955	2,376	(15)	8	11,409	9,693	18
Total revenue	4,613	4,911	4,838	4,982	4,735	(6)	(3)	19,344	19,191	1
Net charge-offs	214	196	303	196	376	9	(43)	909	581	56
Change in the allowance for credit losses	(9)	(170)	(18)	(191)	122	95	NM	(388)	1,426	NM
Provision for credit losses	205	26	285	5	498	688	(59)	521	2,007	(74)
Noninterest expense	2,300	2,229	2,170	2,330	2,132	3	8	9,029	8,618	5
Income before income tax expense	2,108	2,656	2,383	2,647	2,105	(21)	—	9,794	8,566	14
Income tax expense	528	664	598	666	523	(20)	1	2,456	2,140	15
Net income	$1,580	1,992	1,785	1,981	1,582	(21)	—	$7,338	6,426	14

Revenue by Line of Business
Banking:
Lending	$691	698	688	681	774	(1)	(11)	$2,758	2,872	(4)
Treasury Management and Payments	644	695	687	686	742	(7)	(13)	2,712	3,036	(11)
Investment Banking	491	419	430	474	383	17	28	1,814	1,404	29
Total Banking	1,826	1,812	1,805	1,841	1,899	1	(4)	7,284	7,312	—
Commercial Real Estate	1,274	1,364	1,283	1,223	1,291	(7)	(1)	5,144	5,311	(3)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,179	1,327	1,228	1,359	1,122	(11)	5	5,093	4,688	9
Equities	385	396	558	450	457	(3)	(16)	1,789	1,809	(1)
Credit Adjustment (CVA/DVA/FVA) and Other (1)	(71)	31	7	19	(8)	NM	NM	(14)	65	NM
Total Markets	1,493	1,754	1,793	1,828	1,571	(15)	(5)	6,868	6,562	5
Other	20	(19)	(43)	90	(26)	205	177	48	6	700
Total revenue	$4,613	4,911	4,838	4,982	4,735	(6)	(3)	$19,344	19,191	1

Selected Metrics
Return on allocated capital	13.4%	17.1	15.4	17.2	13.4			15.7%	13.8
Efficiency ratio	50	45	45	47	45			47	45
NM – Not meaningful
(1)In fourth quarter 2024, we implemented a change to incorporate funding valuation adjustments (FVA) for our derivatives, which resulted in a loss of $85 million.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$185,677	183,255	180,789	185,432	191,014	1%	(3)	$183,792	191,602	(4)%
Commercial real estate	88,285	91,963	94,998	97,811	99,077	(4)	(11)	93,247	100,373	(7)
Total loans	$273,962	275,218	275,787	283,243	290,091	—	(6)	$277,039	291,975	(5)

Loans by Line of Business:
Banking	$85,722	86,548	86,130	90,897	94,699	(1)	(9)	$87,318	95,783	(9)
Commercial Real Estate	119,414	124,056	128,107	131,709	133,921	(4)	(11)	125,799	135,702	(7)
Markets	68,826	64,614	61,550	60,637	61,471	7	12	63,922	60,490	6
Total loans	$273,962	275,218	275,787	283,243	290,091	—	(6)	$277,039	291,975	(5)
Trading-related assets:
Trading account securities	$144,903	140,501	136,101	121,347	118,938	3	22	$135,751	118,130	15
Reverse repurchase agreements/securities borrowed	87,517	74,041	64,896	62,856	65,678	18	33	72,374	61,510	18
Derivative assets	20,254	19,668	18,552	17,033	19,308	3	5	18,883	18,636	1
Total trading-related assets	$252,674	234,210	219,549	201,236	203,924	8	24	$227,008	198,276	14
Total assets	588,154	574,697	558,063	550,933	556,196	2	6	568,035	553,722	3
Total deposits	205,077	194,315	187,545	183,273	173,117	6	18	192,592	162,062	19
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—	44,000	44,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$192,573	183,341	181,441	178,986	189,379	5	2
Commercial real estate	86,107	90,382	93,889	96,611	98,053	(5)	(12)
Total loans	$278,680	273,723	275,330	275,597	287,432	2	(3)

Loans by Line of Business:
Banking	$86,328	88,221	84,054	86,066	93,987	(2)	(8)
Commercial Real Estate	117,213	121,238	126,080	129,627	131,968	(3)	(11)
Markets	75,139	64,264	65,196	59,904	61,477	17	22
Total loans	$278,680	273,723	275,330	275,597	287,432	2	(3)
Trading-related assets:
Trading account securities	$142,727	144,148	140,928	133,079	115,562	(1)	24
Reverse repurchase agreements/securities borrowed	96,470	83,562	70,615	62,019	63,614	15	52
Derivative assets	21,332	17,906	19,186	17,726	18,023	19	18
Total trading-related assets	$260,529	245,616	230,729	212,824	197,199	6	32
Total assets	597,278	583,144	565,334	553,105	547,203	2	9
Total deposits	212,948	199,700	200,920	195,969	185,142	7	15

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Income Statement
Net interest income	$856	842	906	869	906	2%	(6)	$3,473	3,966	(12)%
Noninterest income:
Investment advisory and other asset-based fees	2,504	2,406	2,357	2,267	2,111	4	19	9,534	8,446	13
Commissions and brokerage services fees	539	548	521	545	531	(2)	2	2,153	2,058	5
Other	59	82	74	61	112	(28)	(47)	276	221	25
Total noninterest income	3,102	3,036	2,952	2,873	2,754	2	13	11,963	10,725	12
Total revenue	3,958	3,878	3,858	3,742	3,660	2	8	15,436	14,691	5
Net charge-offs	(1)	(5)	(2)	6	—	80	NM	(2)	(1)	(100)
Change in the allowance for credit losses	(26)	21	(12)	(3)	(19)	NM	(37)	(20)	7	NM
Provision for credit losses	(27)	16	(14)	3	(19)	NM	(42)	(22)	6	NM
Noninterest expense	3,307	3,154	3,193	3,230	3,023	5	9	12,884	12,064	7
Income before income tax expense	678	708	679	509	656	(4)	3	2,574	2,621	(2)
Income tax expense	170	179	195	128	165	(5)	3	672	657	2
Net income	$508	529	484	381	491	(4)	3	$1,902	1,964	(3)

Selected Metrics
Return on allocated capital	30.2%	31.5	29.0	22.7	30.4			28.3%	30.7
Efficiency ratio	84	81	83	86	83			83	82
Client assets ($ in billions, period-end):
Advisory assets	$998	993	945	939	891	1	12
Other brokerage assets and deposits	1,295	1,301	1,255	1,247	1,193	—	9
Total client assets	$2,293	2,294	2,200	2,186	2,084	—	10

Selected Balance Sheet Data (average)
Total loans	$83,570	82,797	83,166	82,483	82,181	1	2	$83,005	82,755	—
Total deposits	118,327	107,991	102,843	101,474	102,130	10	16	107,689	112,069	(4)
Allocated capital	6,500	6,500	6,500	6,500	6,250	—	4	6,500	6,250	4

Selected Balance Sheet Data (period-end)
Total loans	$84,340	83,023	83,338	82,999	82,555	2	2
Total deposits	127,008	112,472	103,722	102,478	103,902	13	22
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Income Statement
Net interest income	$(264)	(415)	(144)	32	(544)	36%	51	$(791)	(888)	11%
Noninterest income	368	78	392	291	284	372	30	1,129	431	162
Total revenue	104	(337)	248	323	(260)	131	140	338	(457)	174
Net charge-offs	(23)	(1)	(2)	(1)	(5)	NM	NM	(27)	(10)	NM
Change in the allowance for credit losses	(4)	9	6	—	(22)	NM	82	11	22	(50)
Provision for credit losses	(27)	8	4	(1)	(27)	NM	—	(16)	12	NM
Noninterest expense	843	580	723	1,075	2,955	45	(71)	3,221	4,301	(25)
Loss before income tax benefit	(712)	(925)	(479)	(751)	(3,188)	23	78	(2,867)	(4,770)	40
Income tax benefit	(1,080)	(330)	(157)	(317)	(1,339)	NM	19	(1,884)	(2,355)	20
Less: Net income (loss) from noncontrolling interests	182	54	(4)	1	62	237	194	233	(124)	288
Net income (loss)	$186	(649)	(318)	(435)	(1,911)	129	110	$(1,216)	(2,291)	47

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$153,969	147,093	131,822	122,794	115,346	5	33	$138,983	123,542	12
Held-to-maturity debt securities	235,661	242,621	251,100	257,088	261,103	(3)	(10)	246,577	267,672	(8)
Equity securities	15,027	15,216	15,571	15,958	15,906	(1)	(6)	15,441	15,635	(1)
Total assets	639,324	648,930	656,535	663,483	645,573	(1)	(1)	652,024	619,002	5
Total deposits	72,508	92,662	110,970	119,606	122,880	(22)	(41)	98,845	95,825	3

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$154,397	157,042	138,087	127,084	118,923	(2)	30
Held-to-maturity debt securities	231,892	240,174	247,746	255,761	259,748	(3)	(11)
Equity securities	15,437	14,861	15,297	15,798	15,810	4	(2)
Total assets	633,799	642,618	670,494	699,401	674,075	(1)	(6)
Total deposits	59,708	83,323	110,456	121,993	124,294	(28)	(52)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Dec 31, 2024 $ Change from
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023
Period-End Loans
Commercial and industrial	$381,241	372,750	374,588	372,963	380,388	8,491	853
Commercial real estate	136,505	141,410	145,318	148,786	150,616	(4,905)	(14,111)
Lease financing	16,413	16,482	16,705	16,579	16,423	(69)	(10)
Total commercial	534,159	530,642	536,611	538,328	547,427	3,517	(13,268)
Residential mortgage	250,269	252,676	255,085	257,622	260,724	(2,407)	(10,455)
Credit card	56,542	55,046	53,756	52,035	52,230	1,496	4,312
Auto	42,367	42,815	44,280	46,202	47,762	(448)	(5,395)
Other consumer	29,408	28,532	28,175	28,597	28,539	876	869
Total consumer	378,586	379,069	381,296	384,456	389,255	(483)	(10,669)
Total loans	$912,745	909,711	917,907	922,784	936,682	3,034	(23,937)

Average Loans
Commercial and industrial	$372,848	370,911	371,514	375,593	380,566	1,937	(7,718)
Commercial real estate	139,111	143,187	146,750	150,083	151,665	(4,076)	(12,554)
Lease financing	16,301	16,529	16,519	16,363	16,123	(228)	178
Total commercial	528,260	530,627	534,783	542,039	548,354	(2,367)	(20,094)
Residential mortgage	251,256	253,667	256,189	259,053	261,776	(2,411)	(10,520)
Credit card	55,699	54,580	52,642	51,708	51,249	1,119	4,450
Auto	42,466	43,430	45,164	47,114	48,554	(964)	(6,088)
Other consumer	28,672	27,951	28,199	28,161	28,108	721	564
Total consumer	378,093	379,628	382,194	386,036	389,687	(1,535)	(11,594)
Total loans	$906,353	910,255	916,977	928,075	938,041	(3,902)	(31,688)

Average Interest Rates
Commercial and industrial	6.73%	7.16	7.22	7.18	7.20
Commercial real estate	6.52	6.90	6.93	6.94	6.88
Lease financing	5.77	5.68	5.47	5.34	5.17
Total commercial	6.65	7.05	7.08	7.06	7.05
Residential mortgage	3.68	3.67	3.65	3.61	3.60
Credit card	12.53	12.73	12.75	13.14	13.03
Auto	5.29	5.22	5.09	4.98	4.90
Other consumer	7.97	8.56	8.56	8.62	8.68
Total consumer	5.48	5.51	5.43	5.42	5.37
Total loans	6.16	6.41	6.40	6.38	6.35

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Dec 31, 2024 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Sep 30, 2024	Dec 31, 2023
By product:
Commercial and industrial	$132	0.14%	$129	0.14%	$188	0.20%	$148	0.16%	$90	0.09%	$3	42
Commercial real estate	261	0.74	184	0.51	271	0.74	187	0.50	377	0.99	77	(116)
Lease financing	10	0.23	10	0.25	9	0.21	6	0.13	5	0.14	—	5
Total commercial	403	0.30	323	0.24	468	0.35	341	0.25	472	0.34	80	(69)
Residential mortgage	(14)	(0.02)	(23)	(0.04)	(19)	(0.03)	(13)	(0.02)	3	—	9	(17)
Credit card	628	4.49	601	4.38	649	4.96	577	4.48	520	4.02	27	108
Auto	82	0.77	83	0.76	79	0.70	112	0.96	130	1.06	(1)	(48)
Other consumer	112	1.56	127	1.82	124	1.77	132	1.88	127	1.79	(15)	(15)
Total consumer	808	0.85	788	0.83	833	0.88	808	0.84	780	0.79	20	28
Total net loan charge-offs	$1,211	0.53%	$1,111	0.49%	$1,301	0.57%	$1,149	0.50%	$1,252	0.53%	$100	(41)
By segment:
Consumer Banking and Lending	$887	1.10%	$871	1.07%	$907	1.12%	$881	1.07%	$852	1.01%	$16	35
Commercial Banking	111	0.20	50	0.09	94	0.17	75	0.13	35	0.06	61	76
Corporate and Investing Banking	214	0.31	196	0.28	303	0.44	188	0.27	370	0.51	18	(156)
Wealth and Investment Management	(1)	—	(5)	(0.02)	(2)	(0.01)	6	0.03	—	—	4	(1)
Corporate	—	—	(1)	(0.06)	(1)	(0.05)	(1)	(0.05)	(5)	(0.22)	1	5
Total net loan charge-offs	$1,211	0.53%	$1,111	0.49%	$1,301	0.57%	$1,149	0.50%	$1,252	0.53%	$100	(41)
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Dec 31, 2024 $ Change from
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023
Balance, beginning of period	14,739	14,789	14,862	15,088	15,064	(50)	(325)
Provision for credit losses for loans	1,116	1,059	1,229	926	1,274	57	(158)
Net loan charge-offs:
Commercial and industrial	(132)	(129)	(188)	(148)	(90)	(3)	(42)
Commercial real estate	(261)	(184)	(271)	(187)	(377)	(77)	116
Lease financing	(10)	(10)	(9)	(6)	(5)	—	(5)
Total commercial	(403)	(323)	(468)	(341)	(472)	(80)	69
Residential mortgage	14	23	19	13	(3)	(9)	17
Credit card	(628)	(601)	(649)	(577)	(520)	(27)	(108)
Auto	(82)	(83)	(79)	(112)	(130)	1	48
Other consumer	(112)	(127)	(124)	(132)	(127)	15	15
Total consumer	(808)	(788)	(833)	(808)	(780)	(20)	(28)
Net loan charge-offs	(1,211)	(1,111)	(1,301)	(1,149)	(1,252)	(100)	41
Other	(8)	2	(1)	(3)	2	(10)	(10)
Balance, end of period	$14,636	14,739	14,789	14,862	15,088	(103)	(452)
Components:
Allowance for loan losses	$14,183	14,330	14,360	14,421	14,606	(147)	(423)
Allowance for unfunded credit commitments	453	409	429	441	482	44	(29)
Allowance for credit losses for loans	$14,636	14,739	14,789	14,862	15,088	(103)	(452)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	2.95x	3.24	2.74	3.12	2.94
Allowance for loan losses as a percentage of:
Total loans	1.55%	1.58	1.56	1.56	1.56
Nonaccrual loans	183	175	170	179	177
Allowance for credit losses for loans as a percentage of:
Total loans	1.60	1.62	1.61	1.61	1.61
Nonaccrual loans	189	180	175	184	183

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Dec 31, 2023
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,151	1.09%	$4,230	1.13%	$4,276	1.14%	$4,332	1.16%	$4,272	1.12%
Commercial real estate	3,583	2.62	3,653	2.58	3,754	2.58	3,782	2.54	3,939	2.62
Lease financing	212	1.29	209	1.27	206	1.23	203	1.22	201	1.22
Total commercial	7,946	1.49	8,092	1.52	8,236	1.53	8,317	1.54	8,412	1.54
Residential mortgage (1)	541	0.22	542	0.21	521	0.20	596	0.23	652	0.25
Credit card	4,869	8.61	4,704	8.55	4,517	8.40	4,321	8.30	4,223	8.09
Auto	636	1.50	726	1.70	804	1.82	894	1.93	1,042	2.18
Other consumer	644	2.19	675	2.37	711	2.52	734	2.57	759	2.66
Total consumer	6,690	1.77	6,647	1.75	6,553	1.72	6,545	1.70	6,676	1.72
Total allowance for credit losses for loans	$14,636	1.60%	$14,739	1.62%	$14,789	1.61%	$14,862	1.61%	$15,088	1.61%
By segment:
Consumer Banking and Lending	$7,470	2.32%	$7,445	2.31%	$7,386	2.27%	$7,361	2.24%	$7,453	2.24%
Commercial Banking	2,364	1.06	2,443	1.09	2,408	1.06	2,472	1.09	2,406	1.07
Corporate and Investing Banking	4,551	1.63	4,573	1.67	4,738	1.72	4,758	1.73	4,955	1.72
Wealth and Investment Management	241	0.29	266	0.32	245	0.29	258	0.31	260	0.31
Corporate	10	0.20	12	0.19	12	0.16	13	0.15	14	0.15
Total allowance for credit losses for loans	$14,636	1.60%	$14,739	1.62%	$14,789	1.61%	$14,862	1.61%	$15,088	1.61%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Dec 31, 2024 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Sep 30, 2024	Dec 31, 2023
By product:
Nonaccrual loans:
Commercial and industrial	$763	0.20%	$743	0.20%	$754	0.20%	$750	0.20%	$662	0.17%	$20	101
Commercial real estate	3,771	2.76	4,115	2.91	4,321	2.97	3,913	2.63	4,188	2.78	(344)	(417)
Lease financing	84	0.51	94	0.57	86	0.51	76	0.46	64	0.39	(10)	20
Total commercial	4,618	0.86	4,952	0.93	5,161	0.96	4,739	0.88	4,914	0.90	(334)	(296)
Residential mortgage (1)	2,991	1.20	3,086	1.22	3,135	1.23	3,193	1.24	3,192	1.22	(95)	(201)
Auto	89	0.21	99	0.23	103	0.23	109	0.24	115	0.24	(10)	(26)
Other consumer	32	0.11	35	0.12	35	0.12	34	0.12	35	0.12	(3)	(3)
Total consumer	3,112	0.82	3,220	0.85	3,273	0.86	3,336	0.87	3,342	0.86	(108)	(230)
Total nonaccrual loans	7,730	0.85	8,172	0.90	8,434	0.92	8,075	0.88	8,256	0.88	(442)	(526)
Foreclosed assets	206		212		216		165		187		(6)	19
Total nonperforming assets	$7,936	0.87%	$8,384	0.92%	$8,650	0.94%	$8,240	0.89%	$8,443	0.90%	$(448)	(507)
By segment:
Consumer Banking and Lending	$3,029	0.94%	$3,144	0.97%	$3,194	0.98%	$3,240	0.99%	$3,273	0.98%	$(115)	(244)
Commercial Banking	1,173	0.53	1,120	0.50	980	0.43	932	0.41	1,012	0.45	53	161
Corporate and Investing Banking	3,508	1.26	3,912	1.43	4,265	1.55	3,831	1.39	3,935	1.37	(404)	(427)
Wealth and Investment Management	226	0.27	208	0.25	211	0.25	237	0.29	223	0.27	18	3
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$7,936	0.87%	$8,384	0.92%	$8,650	0.94%	$8,240	0.89%	$8,443	0.90%	$(448)	(507)
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the FHA or the VA.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Dec 31, 2024				Sep 30, 2024				Dec 31, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$24	156,831	17%	$254,276	$53	146,597	16%	$240,418	$9	146,635	16%	$234,513
Technology, telecom and media	106	23,590	3	61,813	155	23,907	3	60,300	60	25,460	3	59,216
Real estate and construction	92	24,839	3	52,741	91	25,082	3	53,248	55	24,987	3	54,345
Equipment, machinery and parts manufacturing	35	25,135	3	51,150	33	25,931	3	49,762	37	24,785	3	48,265
Retail	91	17,709	2	43,374	50	19,964	2	45,313	72	19,596	2	48,829
Materials and commodities	100	13,624	1	37,365	31	14,019	2	36,518	112	14,235	2	37,758
Food and beverage manufacturing	9	16,665	2	35,079	16	16,501	2	35,207	15	16,047	2	33,957
Health care and pharmaceuticals	27	13,620	1	30,726	28	14,394	2	29,669	26	14,863	2	30,386
Auto related	8	16,507	2	30,537	9	16,741	2	30,944	8	15,203	2	28,795
Oil, gas and pipelines	3	10,503	1	30,486	3	10,042	1	30,129	2	10,730	1	32,544
Commercial services	78	11,152	1	26,968	35	10,774	1	27,501	37	11,095	1	26,025
Utilities	—	6,641	*	24,735	1	6,518	*	24,169	1	8,325	*	25,710
Diversified or miscellaneous	9	9,115	*	22,847	62	8,857	*	22,268	67	8,284	*	22,877
Entertainment and recreation	53	12,672	1	19,691	24	12,227	1	18,940	18	13,968	1	20,250
Transportation services	154	9,560	1	16,477	168	9,230	1	15,907	134	9,277	*	16,750
Insurance and fiduciaries	2	4,368	*	15,753	2	5,154	*	16,314	1	4,715	*	15,724
Government and education	29	5,897	*	11,711	42	5,291	*	11,371	26	5,603	*	11,552
Agribusiness	13	6,349	*	11,225	14	6,115	*	11,209	31	6,466	*	12,080
Banks	—	7,772	*	8,701	1	8,620	*	9,663	—	11,820	1	12,981
Other	14	5,105	*	12,687	19	3,268	*	10,921	15	4,717	*	12,297
Total	$847	397,654	44%	$798,342	$837	389,232	43%	$779,771	$726	396,811	42%	$784,854
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Dec 31, 2024				Sep 30, 2024				Dec 31, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$85	39,758	4%	$44,783	$27	41,349	5%	$47,382	$56	42,585	5%	$51,749
Office	3,136	27,380	3	28,768	3,529	28,996	3	30,563	3,357	31,526	3	34,295
Industrial/warehouse	74	24,038	3	26,178	52	24,603	3	26,816	28	25,413	3	28,493
Hotel/motel	190	11,506	1	12,015	213	11,465	1	11,885	171	12,725	1	13,612
Retail (excluding shopping center)	161	11,345	1	11,951	94	11,376	1	12,125	272	11,670	1	12,338
Shopping center	93	8,113	*	8,571	164	8,585	*	9,117	183	8,745	*	9,356
Institutional	12	5,186	*	5,524	13	5,393	*	5,812	81	5,986	*	6,568
Mixed use properties	18	2,316	*	2,427	18	2,575	*	2,737	32	3,511	*	3,763
Mobile home park	—	2,273	*	2,376	—	2,192	*	2,351	—	2,119	*	2,332
Storage facility	—	2,088	*	2,240	—	2,197	*	2,363	—	2,782	*	3,002
Other	2	2,502	*	4,177	5	2,679	*	4,459	8	3,554	*	5,959
Total	$3,771	136,505	15%	$149,010	$4,115	141,410	16%	$155,610	$4,188	150,616	16%	$171,467
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME AND NET GAINS FROM TRADING ACTIVITIES

	Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Interest income	$1,476	1,453	1,369	1,243	1,149	2%	28	$5,541	4,229	31%
Interest expense	270	211	212	181	176	28	53	874	643	36
Total net interest income	1,206	1,242	1,157	1,062	973	(3)	24	4,667	3,586	30
Net gains from trading activities	950	1,438	1,442	1,454	1,070	(34)	(11)	5,284	4,799	10
Total trading-related net interest and noninterest income	$2,156	2,680	2,599	2,516	2,043	(20)	6	$9,951	8,385	19

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Dec 31, 2024 % Change from
($ in millions)		Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023
Tangible book value per common share:
Total equity		181,066	185,011	178,148	182,674	187,443	(2)%	(3)
Adjustments:
Preferred stock		(18,608)	(18,608)	(16,608)	(18,608)	(19,448)	—	4
Additional paid-in capital on preferred stock		144	144	141	146	157	—	(8)
Noncontrolling interests		(1,946)	(1,746)	(1,718)	(1,731)	(1,708)	(11)	(14)
Total common stockholders' equity	(A)	160,656	164,801	159,963	162,481	166,444	(3)	(3)
Adjustments:
Goodwill		(25,167)	(25,173)	(25,172)	(25,173)	(25,175)	—	—
Certain identifiable intangible assets (other than MSRs)		(73)	(85)	(96)	(107)	(118)	14	38
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(735)	(772)	(968)	(965)	(878)	5	16
Applicable deferred taxes related to goodwill and other intangible assets (2)		947	940	933	927	920	1	3
Tangible common equity	(B)	$135,628	139,711	134,660	137,163	141,193	(3)	(4)
Common shares outstanding	(C)	3,288.9	3,345.5	3,402.7	3,501.7	3,598.9	(2)	(9)
Book value per common share	(A)/(C)	48.85	49.26	47.01	46.40	46.25	(1)	6
Tangible book value per common share	(B)/(C)	41.24	41.76	39.57	39.17	39.23	(1)	5
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on private equity investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Dec 31, 2024 % Change from		Year ended
($ in millions)		Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,801	4,852	4,640	4,313	3,160	(1)%	52	$18,606	17,982	3%
Average total equity		182,933	184,368	181,552	186,669	185,853	(1)	(2)	183,879	184,860	(1)
Adjustments:
Preferred stock		(18,608)	(18,129)	(18,300)	(19,291)	(19,448)	(3)	4	(18,581)	(19,698)	6
Additional paid-in capital on preferred stock		144	143	145	155	157	1	(8)	147	168	(13)
Noncontrolling interests		(1,803)	(1,748)	(1,743)	(1,710)	(1,664)	(3)	(8)	(1,751)	(1,844)	5
Average common stockholders’ equity	(B)	162,666	164,634	161,654	165,823	164,898	(1)	(1)	163,694	163,486	—
Adjustments:
Goodwill		(25,170)	(25,172)	(25,172)	(25,174)	(25,173)	—	—	(25,172)	(25,173)	—
Certain identifiable intangible assets (other than MSRs)		(78)	(89)	(101)	(112)	(124)	12	37	(95)	(136)	30
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(772)	(965)	(965)	(879)	(878)	20	12	(895)	(2,083)	57
Applicable deferred taxes related to goodwill and other intangible assets (2)		945	938	931	924	918	1	3	935	906	3
Average tangible common equity	(C)	$137,591	139,346	136,347	140,582	139,641	(1)	(1)	$138,467	137,000	1
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	11.7%	11.7	11.5	10.5	7.6			11.4%	11.0%
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	13.9	13.9	13.7	12.3	9.0			13.4	13.1
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on private equity investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
Total equity		181.1	185.0	178.1	182.7	187.4
Adjustments:
Preferred stock		(18.6)	(18.6)	(16.6)	(18.6)	(19.4)
Additional paid-in capital on preferred stock		0.1	0.1	0.2	0.1	0.1
Noncontrolling interests		(1.9)	(1.7)	(1.7)	(1.7)	(1.7)
Total common stockholders' equity		160.7	164.8	160.0	162.5	166.4
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(0.7)	(0.8)	(1.0)	(1.0)	(0.9)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.9	0.9	0.9
Other (3)		(1.0)	(1.3)	(0.4)	(0.4)	(0.3)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	134.6	138.3	134.2	136.7	140.8
Preferred stock		18.6	18.6	16.6	18.6	19.4
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.2)	(0.1)	(0.1)
Other		(0.2)	(0.2)	(0.1)	(0.3)	(0.3)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	152.9	156.6	150.5	154.9	159.8

Long-term debt and other instruments qualifying as Tier 2		17.6	17.7	18.3	19.0	19.0
Qualifying allowance for credit losses (4)		14.5	14.6	14.7	14.7	14.9
Other		(0.3)	(0.4)	(0.3)	(0.5)	(0.6)
Total Tier 2 capital under the Standardized Approach	(C)	31.8	31.9	32.7	33.2	33.3
Total qualifying capital under the Standardized Approach	(B)+(C)	$184.7	188.5	183.2	188.1	193.1

Long-term debt and other instruments qualifying as Tier 2		17.6	17.7	18.3	19.0	19.0
Qualifying allowance for credit losses (4)		4.3	4.3	4.4	4.4	4.5
Other		(0.3)	(0.4)	(0.3)	(0.5)	(0.6)
Total Tier 2 capital under the Advanced Approach	(D)	21.6	21.6	22.4	22.9	22.9
Total qualifying capital under the Advanced Approach	(B)+(D)	$174.5	178.2	172.9	177.8	182.7
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,215.8	1,219.9	1,219.5	1,221.6	1,231.7
Total RWAs under the Advanced Approach	(F)	$1,085.5	1,089.3	1,093.0	1,099.6	1,114.3

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	11.1%	11.3	11.0	11.2	11.4
Tier 1 capital	(B)/(E)	12.6	12.8	12.3	12.7	13.0
Total capital	(B)+(C)/(E)	15.2	15.5	15.0	15.4	15.7

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.4%	12.7	12.3	12.4	12.6
Tier 1 capital	(B)/(F)	14.1	14.4	13.8	14.1	14.3
Total capital	(B)+(D)/(F)	16.1	16.4	15.8	16.2	16.4
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a current expected credit loss accounting standard (CECL) transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(4)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.